SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:	January 17, 2001

(Date of earliest event reported)

AT&T LATIN AMERICA CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-31010	223687745

(State or other jurisdiction	(Commission File	(I.R.S. Employer

of incorporation)	Number)	Identification No.)

220 Alhambra Circle, Suite 900, Coral Gables, Florida 33134

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(305) 459-6300

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

99.1	Slides from Presentation

Item 9. Regulation FD Disclosure.

      The Company will be presenting slides at analyst conferences and to certain potential investors in the first quarter of 2001. A copy of slides that will be used during these presentations are included as Exhibit 99.1 and are furnished with this Form 8-K.

      Some of the statements contained in this current report on Form 8-K and the exhibits hereto are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause AT&T Latin America’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed in or implied by the forward-looking statements.

      In addition to matters that are described in this current report on Form 8-K and the exhibits hereto, the following factors, among others, could cause AT&T Latin America’s actual results to differ materially from those expressed in or implied by the forward-looking statements contained in this current report on Form 8-K or its exhibits:

•	the rate of expansion of AT&T Latin America’s networks and customer base;

•	inaccurate forecasts of customer or market demand;

•	loss of one or more important customers;

•	highly competitive market conditions;

•	changes in or developments under laws, regulations and licensing requirements in the countries in which AT&T Latin America operates;

•	changes in communications technology;

•	currency fluctuations; and

•	changes in economic, regulatory and political conditions in the countries in which AT&T Latin America operates.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AT&T LATIN AMERICA CORP. (Registrant)

		By:	/s/ Patricio E. Northland

			Name:	Patricio E. Northland
			Title:	President and Chief Executive Officer

Date:	January 17, 2001

EXHIBIT INDEX

Exhibit
Number

99.1	Slide Presentation of AT&T Latin America Corp., dated January 2001.

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